UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Maze Therapeutics, Inc.

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Notice of 2026 Annual Meeting of Stockholders

April 28, 2026

Dear Stockholders:

We invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Maze Therapeutics, Inc., a Delaware corporation, which will be held virtually on Monday, June 8, 2026 at 9:00 a.m., Pacific Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MAZE2026, where you will be able to listen to the meeting live and vote your shares online during the meeting, just as you would at an in-person meeting. We believe that a virtual stockholder meeting makes it easier for stockholders to attend and participate fully and equally in the Annual Meeting.

We will hold the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.
To elect Jason Coloma, Ph.D. and Neil Kumar, Ph.D. as Class I directors, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal; and

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

We will also consider any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. At this time, we are not aware of any other matters to be submitted for consideration at the Annual Meeting.

Our board of directors has fixed the close of business on April 13, 2026 as the record date for the Annual Meeting. Only stockholders of record as of April 13, 2026 are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available upon request for examination by any stockholder, during ordinary business hours at our headquarters, for any purpose relating to the Annual Meeting for a period of ten (10) days ending the day before the Annual Meeting date. Additional information is presented in the Proxy Statement regarding voting rights, the matters to be voted upon and instructions to attend the Annual Meeting.

The Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) is first being mailed on or about April 28, 2026 to all stockholders entitled to vote at the Annual Meeting. You will be asked to enter the 16-digit control number located on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting.

Every stockholder vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by internet, telephone or mail to ensure your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting. Returning the proxy does not affect your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” in the Proxy Statement.

Thank you for your ongoing support and continued interest in Maze Therapeutics, Inc.

By Order of the Board of Directors,

/s/ Jason Coloma

Jason Coloma, Ph.D.
Chief Executive Officer

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and our Annual Report are available at www.proxyvote.com.

Proxy Statement for 2026 Annual Meeting of Stockholders

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. In this Proxy Statement, we refer to Maze Therapeutics, Inc., a Delaware corporation, and, where appropriate, its subsidiaries, taken as a whole, as “Maze,” “we,” “us,” or “our.”

Information about our 2026 Annual Meeting of Stockholders

Date and Time: Monday, June 8, 2026 at 9:00 a.m., Pacific Time.

Location: The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MAZE2026, where you will be able to listen to the meeting live and vote your shares online during the meeting.

Record Date: April 13, 2026. Holders of our common stock as of the close of business on the Record Date may vote at the Annual Meeting. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Voting Matters and Board of Directors Recommendations

	Proposals	Board of Directors Recommendation	Page Numbers for Additional Information
1	Election of Class I Directors	FOR ALL	18
2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	19-20

We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Company Overview

We are a clinical-stage biopharmaceutical company harnessing the power of human genetics to develop novel, small molecule precision medicines for patients living with kidney and metabolic diseases. We are advancing a pipeline using our Compass platform, which allows us to identify and characterize genetic variants associated with health and disease and then determine how these drive risk for and protection against disease in specific patient groups through a process we refer to as variant functionalization. Our Compass platform has been purpose-built to inform all phases of our drug discovery and development process through clinical trial design. We are currently advancing two wholly-owned clinical programs: MZE829 for the potential treatment of APOL1-mediated kidney disease and MZE782 for the potential treatment of both phenylketonuria and chronic kidney disease.

Governance and Board of Directors Highlights

We are committed to sound corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights some of our corporate governance practices, as discussed further in this Proxy Statement.

•	A majority of our directors are independent.

•	All members of the audit committee and compensation committee of the board of directors are independent directors.

Maze Therapeutics, Inc.	2026 Proxy Statement

•	We have comprehensive risk oversight practices, including for cybersecurity, information technology, financial, enterprise and compensation matters, as well as other critical evolving areas.

•	Independent directors conduct regular executive sessions.

•	Directors have consistent access to, and maintain open communication with, management.

•	Directors maintain strong working relationships among themselves.

•	We conduct annual self-evaluations of the board of directors and committees of the board of directors.

Maze Therapeutics, Inc.	2026 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Maze is strongly committed to sound corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives and work to enhance long-term value for our stockholders.

The following table includes information regarding the Class I director nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting, including their age, independence, position and the date they began their service on the board of directors, each as of April 13, 2026.

Name	Age	Class	Independent	Position	Director Since
Director Nominees
Jason Coloma, Ph.D.	50	I		Chief Executive Officer and Director	July 2019
Neil Kumar, Ph.D. (4)	47	I		Director	March 2026

Continuing Directors
Hervé Hoppenot(1)(5)	66	II		Chairman of the Board, Director	October 2025
Jonathan Lim, M.D.(2)	54	II		Director	October 2019
Richard Scheller, Ph.D.	72	II		Director	June 2019
Nancy C. Andrews, M.D., Ph.D.(2)	67	III		Director	January 2021
Charles Homcy, M.D.(3)	77	III		Director	June 2018
Daniel Spiegelman(1)(3)	67	III		Director	October 2020

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
(4)	Dr. Kumar will join the audit committee following the Annual Meeting.
(5)	Mr. Hoppenot will join the nominating and corporate governance committee following the Annual Meeting.

Director Nominees for Election at Annual Meeting

Jason Coloma, Ph.D. has served as our Chief Executive Officer, and member of our board of directors since July 2019. Prior to that, he served as a venture partner at Third Rock Ventures, a venture capital firm, from June 2016 to July 2019. Previously, he held several roles at Roche, a multinational healthcare company, and Genentech, a biotechnology company, between August 2007 and July 2016, including Vice President & Global Therapeutic Area Head of Oncology Partnering as well as Global Head of Research Technology Partnering. Before joining Roche and Genentech, Dr. Coloma was a consultant in the life sciences practice at L.E.K. Consulting LLC, a global strategy consulting firm. He also worked in research at the University of California, San Francisco, and Cytokinetics, Incorporated, a late-stage biopharmaceutical company. Dr. Coloma holds a B.S. in Biology from the University of San Francisco, a Ph.D. and M.P.H. from the University of California, Berkeley, and an M.B.A. from the Tuck School of Business at Dartmouth College. We believe Dr. Coloma is qualified to serve on our board of directors because of his leadership experience gained from serving as our Chief Executive Officer, his scientific and medical training, and his extensive experience in the life sciences industry.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Neil Kumar, Ph.D. has served as a member of our board of directors since March 2026. Dr. Kumar is currently a co-founder and the Chief Executive Officer of BridgeBio Pharma, Inc., where he has worked since April 2015. Dr. Kumar has also served as the Chief Executive Officer of Eidos Therapeutics, Inc., a clinical-stage biopharmaceutical company, and a member of Eidos Therapeutics’ board of directors since March 2016. Dr. Kumar served as Chief Executive Officer and President of BridgeBio Oncology Therapeutics, Inc. from August 2016 to April 2024. Dr. Kumar served as the interim vice president of business development at MyoKardia, Inc. (acquired by Bristol Myers Squibb), a clinical-stage biopharmaceutical company, from 2012 to 2014. Prior to that, Dr. Kumar served as a principal at Third Rock Ventures, a venture capital firm, from 2011 to 2014. Before joining Third Rock Ventures, he served as an associate principal at McKinsey & Company, a worldwide management consulting firm, from 2007 to 2011. Dr. Kumar has served as a member of the board of directors of BridgeBio Pharma, Inc. since April 2015, BridgeBio Oncology Therapeutics, Inc. since August 2016, LianBio since October 2019, and as executive chair of the board of managers of GondolaBio, LLC since August 2024. He received his B.S. and M.S. degrees in chemical engineering from Stanford University and received his Ph.D. in chemical engineering from the Massachusetts Institute of Technology. We believe Dr. Kumar is qualified to serve on our board of directors because of his extensive experience as an executive officer of biotechnology companies.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Hervé Hoppenot has served as a director and the chairman of our board of directors since October 2025. Mr. Hoppenot also currently serves on the board of directors of Incyte Corporation, a biopharmaceutical company, where he has served since January 2014. He has also been a member of the Conseil d’Administration of Laboratoires Pierre Fabre since 2024 and has served on the board of directors of Bicycle Therapeutics PLC, a biopharmaceutical company, since September 2025. Mr. Hoppenot served as the Chief Executive Officer of Incyte Corporation, a pharmaceutical company, from January 2014 to June 2025 and as chair of the board of directors of Incyte Corporation from May 2015 to June 2025. Prior to that, Mr. Hoppenot served as the President of Novartis Oncology Global Business Unit, Novartis Pharmaceuticals Corporation, the U.S. subsidiary of Novartis AG, a pharmaceutical company, from January 2010 to January 2014. Prior to that, Mr. Hoppenot served in other executive positions at Novartis Pharmaceuticals Corporation, serving from September 2006 to January 2010 as Chief Commercial Officer of Novartis Oncology and Head of Global Product Strategy & Scientific Development of Novartis Pharmaceuticals Corporation, and from 2004 to September 2006 as Senior Vice President, Head of Global Marketing of Novartis Oncology. Prior to joining Novartis, Mr. Hoppenot served in various senior roles of increasing responsibility at Aventis S.A. (formerly Rhône Poulenc S.A.), including as Vice President Oncology US of Aventis Pharmaceuticals, Inc., a pharmaceutical company, from 2000 to 2003. Mr. Hoppenot earned a degree at ESSEC Business School. We believe Mr. Hoppenot is qualified to serve on our board of directors based on his extensive executive experience leading biotechnology companies and their boards and in-depth knowledge of the life sciences industry.

Jonathan Lim, M.D. has served as a member of our board of directors since October 2019. Dr. Lim has served as a Venture Partner at ARCH Venture Partners, LLC, a venture capital firm, since December 2018. Dr. Lim co-founded Erasca, Inc., a clinical-stage precision oncology company, in July 2018 and currently serves as the Chairman of its board of directors and Chief Executive Officer. Since December 2018, Dr. Lim has also served as the Chairman and Co-founder of Boundless Bio, Inc., a biotechnology company. Dr. Lim is also the Managing Partner and Founder of City Hill, LLC, a venture capital firm. Previously, Dr. Lim co-founded Ignyta, Inc., a pharmaceutical company, in 2011 and served as the Chairman of its board of directors, President and Chief Executive Officer until its acquisition by Roche, a multinational healthcare company, in December 2018. He also previously served as Chairman and Co-founder of Bonti, Inc., a clinical-stage biotechnology company, from August 2015 until its October 2018 acquisition by Allergan PLC, a pharmaceutical company; Chairman, Chief Executive Officer and Co-founder of Eclipse Therapeutics, LLC, a private biotechnology company, from 2011 until its 2012 acquisition by Bionomics Ltd., a clinical-stage biopharmaceutical company; and President, Chief Executive Officer and Chairman-then-Director of Halozyme Therapeutics, Inc., a biotechnology company, from 2003 to 2010. From 2001 to 2003, Dr. Lim was a management consultant at McKinsey & Company, a global management consulting firm, where he specialized in the healthcare industry. From 1999 to 2001, Dr. Lim was a recipient of a National Institutes of Health Postdoctoral Fellowship, during which time he conducted clinical outcomes research at Harvard Medical School. Dr. Lim’s prior experience also includes two years of clinical training in general surgery at the New York Hospital-Cornell Medical Center and Memorial Sloan Kettering Cancer Center. Dr. Lim received an M.P.H. in Health Care Management from Harvard University, an M.D. from McGill University, and a B.S. and M.S. in Biological Sciences from Stanford University. We believe Dr. Lim is qualified to serve on our board of directors based on his significant experience building and leading successful biotechnology companies and his scientific and clinical expertise.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Richard Scheller, Ph.D. has served as a member of our board of directors since June 2019. Dr. Scheller is currently the Chair of Research and Development at BridgeBio Pharma Inc., a biotechnology company, a role he has served since January 2019, and served as a member of its board of directors from January 2018 to February 2021. He was previously the Head of Therapeutics and Chief Scientific Officer at 23andMe, Inc., a personal genomics company, from 2015 to 2019 and since early 2019 has served on that company’s board of directors. He also serves on the board of directors of Alector, Inc. From 2001 to 2014, Dr. Scheller spent 14 years at Genentech, a biotechnology company, where he was Executive Vice President of Research and Early Development. From 1982 to 2001, Dr. Scheller served on the faculty of Stanford University as a professor in the Department of Biological Sciences and the Department of Molecular and Cellular Physiology and was an investigator at the Howard Hughes Medical Institute of Stanford University Medical Center. Since 2004, Dr. Scheller has served as an adjunct professor in the Department of Biochemistry and Biophysics at the University of California, San Francisco. He has published more than 200 primary research papers during his career. Dr. Scheller received the Kavli Prize in Neuroscience (2010) and is a Member of the National Academy of Sciences and the National Academy of Medicine. Dr. Scheller received a Ph.D. in Chemistry from California Institute of Technology and a B.S. in Biochemistry from the University of Wisconsin-Madison. We believe Dr. Scheller is qualified to serve on our board of directors based on his significant experience building and leading successful biotechnology companies and his scientific expertise.

Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders

Nancy C. Andrews, M.D., Ph.D. has served as a member of our board of directors since January 2021. Dr. Andrews has served as Executive Vice President and Chief Scientific Officer at Boston Children’s Hospital since December 2021. She is also Professor in Residence of Pediatrics at Harvard Medical School. She was previously at Duke University from October 2007 to December 2021, where she served as Dean of the School of Medicine, Vice Chancellor for Academic Affairs, Professor of Pediatrics and Professor of Pharmacology & Cancer Biology. From 2003 to 2007, she served as Dean for Basic Sciences and Graduate Studies and Professor of Pediatrics at Harvard University Medical School. From 1999 to 2003, she served as director of the Harvard-Massachusetts Institute of Technology M.D./Ph.D. Program, and the principal investigator of its MSTP grant. From 1993 to 2006, she was a biomedical research investigator of the Howard Hughes Medical Institute. Dr. Andrews is an elected member of the American Academy of Arts and Sciences, the National Academy of Medicine, and the National Academy of Sciences, where she currently serves as Home Secretary. She also serves on the board of trustees of the Massachusetts Institute of Technology, the MIT Corporation. Since July 2018, she has served as a member of the Scientific Advisory Board of Dyne Therapeutics, Inc., a clinical-stage muscle disease company. Dr. Andrews has also served on the board of directors of Novartis AG, a multinational pharmaceutical corporation since February 2015, and Charles River Laboratories, Inc., a pharmaceutical company, since February 2020. She received her B.S. and M.S. from Yale University, her Ph.D. from Massachusetts Institute of Technology, and her M.D. from Harvard Medical School. We believe Dr. Andrews is qualified to serve on our board of directors due to her extensive scientific leadership and expertise in oncology, genetics, and pediatric research.

Charles Homcy, M.D. is our co-founder and has served as a member of our board of directors since June 2018, and previously served as chairman of our board of directors from June 2018 to October 2025. Dr. Homcy previously served as a partner at Third Rock Ventures, a venture capital firm, from September 2010 to October 2019 where he currently serves in an advisory capacity. Dr. Homcy is also a co-founder of BridgeBio Pharma, Inc., a publicly traded biotechnology company, and has served as a member of its board since 2018. Dr. Homcy co-founded Portola Pharmaceuticals, LLC, a clinical biotechnology company, and served as President and Chief Executive Officer until 2010. Prior to that, Dr. Homcy served as director and the President of Research and Development at Millennium Pharmaceuticals, Inc. He was previously President of the medical research division of American Cyanamid & Chemical Corporation’s American Cyanamid-Lederle Laboratories. Dr. Homcy was a clinical professor of medicine at the University of California, San Francisco Medical School, and attending physician at the San Francisco Veterans Affairs Hospital from 1997 to 2008. He was previously a member of the Cardiac Unit of the Massachusetts General Hospital and an Associate Professor of Medicine at Harvard Medical School. Dr. Homcy holds an A.B. in Biology and an M.D. from Johns Hopkins University and is an Emeritus Trustee. Dr. Homcy is a co-founder of multiple privately held biotechnology companies including Global Blood Therapeutics, Inc., MyoKardia, Inc., Relay Therapeutics, Inc., Pliant Therapeutics Inc., and Marea Therapeutics. We believe Dr. Homcy is qualified to serve on our board of directors based on his significant experience building and leading successful biotechnology companies and his scientific expertise.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Daniel Spiegelman has served as a member of our board of directors since October 2020. From May 2012 to February 2020, Mr. Spiegelman served as the Executive Vice President and Chief Financial Officer of Biomarin Pharmaceuticals Inc., a global biotechnology company. From 1998 to 2009, Mr. Spiegelman served as Senior Vice President and Chief Financial Officer at CV Therapeutics, Inc., a biopharmaceutical company acquired in 2009 by Gilead Sciences, Inc., a research-based biopharmaceutical company. From 1991 to 1998, Mr. Spiegelman was an employee at Genentech, serving most recently as its Treasurer. Mr. Spiegelman serves on the board of directors of several publicly traded biopharmaceutical companies, including as the Audit Committee Chairman at Spruce Biosciences, Inc. since September 2020, as the Audit Committee Chairman at Kyverna Therapeutics, Inc. since April 2021, and on the board of directors of vTv Therapeutics Inc. since June 2024. Mr. Spiegelman has also served on the board of directors of Tiizona Therapeutics, Inc., a privately held biotechnology company since May 2019. Mr. Spiegelman previously served as a member of the boards of directors of a number of additional publicly traded and privately held biotechnology companies, including, but not limited to, Affymax, Inc., Relypsa Inc, Anthera Pharmaceuticals, Inc. and Cascadian Therapeutics, Inc. Mr. Spiegelman received his B.A. in Economics and M.B.A. from Stanford University. We believe Mr. Spiegelman is qualified to serve on our board of directors based on his significant experience and his significant insights into financial strategy and organizational development.

Director Independence

Our common stock is listed on the Nasdaq Global Market. Under Nasdaq rules and our Corporate Governance Guidelines, our board of directors must consist of a majority of independent directors. A director will be deemed “independent” only if our board of directors affirmatively determines that the director has no material relationship with us that affects the director’s independence from management (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) or that would interfere with the director exercising independent judgment in carrying out the director’s responsibilities. In addition, under Nasdaq rules, the definition of independence includes a series of objective tests, such as that the director is not, and has not been at any time for the past three years, an employee of the listed company and that neither the director nor any of their family members has engaged in various types of business dealings with the listed company. Additionally, under the Nasdaq rules, subject to certain exceptions, our audit committee and compensation committee must consist only of independent directors.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of the audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries. Compensation committee members must satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and, under Nasdaq rules, must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Our board of directors currently consists of ten members. Following the Annual Meeting, upon the election of the director nominees, our board of directors will consist of eight members. Our board of directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that all of our directors, except for Dr. Coloma and Dr. Homcy, are “independent directors” as defined under the current Nasdaq listing standards and SEC rules and regulations. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them as described in “Certain Relationships and Related Party Transactions.”

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Board Structure

Classified Board of Directors

In accordance with the terms of our amended and restated certificate of incorporation, or certificate of incorporation, and amended and restated bylaws, or bylaws, our board of directors is divided into three staggered classes of directors. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

Class I Directors	Class II Directors	Class III Directors
Jason Coloma, Ph.D. Neil Exter(1) Neil Kumar, Ph.D. Catherine Angell Sohn, Pharm. D.(1)	Hervé Hoppenot Jonathan Lim, M.D. Richard Scheller, Ph.D.	Nancy C. Andrews, M.D., Ph.D. Charles Homcy, M.D. Daniel Spiegelman

(1)	Neither Neil Exter nor Catherine Angell Sohn, Pharm. D. will stand for re-election at the Annual Meeting.

Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Our certificate of incorporation and bylaws authorize only our board of directors to fill vacancies on our board of directors. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Board of Directors and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year and also hold special meetings from time to time. During 2025, our board of directors met seven times, the audit committee met eight times, the compensation committee met seven times, and the nominating and corporate governance committee met six times.

During 2025, each member of our board of directors attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which they were a director and (ii) the total number of meetings held by all committees of our board of directors on which they served during the periods that they served.

In addition, we have an advisory research and development committee, which met three times in 2025.

Executive Sessions

The independent directors regularly meet in executive sessions without management to promote open and honest discussion. The chairman of the board of directors is the presiding director at these meetings.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee, and an advisory research and development committee. The composition and responsibilities of each committee are described below. Each of the audit committee, the compensation committee, and the nominating and corporate governance committees has a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and Nasdaq. In addition, our research and development committee has a written charter approved by our board of directors. Copies of the charters of the audit committee, the compensation committee, and the nominating and corporate governance committee are posted on the investor relations page of our website at ir.mazetx.com/governance. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. Directors that serve on these committees will serve until their resignation or until otherwise determined by our board of directors.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Audit Committee

Our audit committee is composed of Mr. Spiegelman, Mr. Hoppenot and Mr. Exter, with Mr. Spiegelman as the chairperson. Mr. Exter will not stand for re-election at the Annual Meeting. Following the Annual Meeting, Dr. Kumar will join the audit committee. Our board of directors has determined that the composition of our audit committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations, and that each member of our audit committee is financially literate. In addition, our board of directors has determined that Mr. Spiegelman is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our audit committee and our board of directors. Our audit committee is directly responsible for, among other things:

•	selecting and hiring our independent registered public accounting firm;

•	reviewing the qualifications, independence and performance of our independent registered public accounting firm;

•	the preparation of the audit committee report to be included in our annual proxy statement;

•	our compliance with legal and regulatory requirements;

•	our controls and procedures for mitigating cybersecurity and other information technology risks, including our plans to respond to data breaches;

•	our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements; and

•	reviewing and approving related-person transactions.

Compensation Committee

Our compensation committee is composed of Dr. Lim and Dr. Andrews, with Dr. Lim as the chairperson. Our board of directors has determined that each member of our compensation committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq and SEC rules and regulations. Our compensation committee is responsible for, among other things:

•	evaluating and approving executive officer compensation arrangements, plans, policies and programs;

•	evaluating and recommending non-employee director compensation arrangements for approval by our board of directors;

•	administering our cash-based and equity-based compensation plans; and

•	overseeing our compliance with regulatory requirements associated with the compensation of directors, executive officers and employees.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed of Dr. Sohn, Dr. Homcy and Mr. Spiegelman, with Dr. Sohn as the chairperson. Dr. Sohn will not stand for re-election at the Annual Meeting. Following the Annual Meeting, Mr. Hoppenot will join the nominating and corporate governance committee and will serve as the chairperson. Our board of directors has determined that Dr. Sohn and Mr. Spiegelman meet the requirements for independence under the current Nasdaq rules. Our nominating and corporate governance committee is responsible for, among other things:

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

•	overseeing the process of evaluating the performance of our board of directors; and

•	advising our board of directors on corporate governance and compliance matters.

For so long as our nominating and corporate governance committee does not solely consist of independent directors, a majority of our directors who meet the requirements for independence under Nasdaq rules will be responsible for overseeing all aspects of the nomination process, including identifying, considering and selecting candidates for members on our board of directors.

Research and Development Committee (Advisory)

Our research and development committee is composed of Dr. Scheller, Dr. Andrews and Dr. Homcy, with Dr. Scheller as the chairperson. Our research and development committee is an advisory committee responsible for, among other things:

•	advising on our research and clinical development programs and our therapeutic candidate pipeline; and

•	reviewing external scientific and clinical research, discoveries and commercial developments.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has been an officer or employee of our company. None of our executive officers currently serve, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

Director Qualifications

With the goal of developing an experienced and highly qualified board of directors, a majority of our directors who meet the requirements for independence under Nasdaq rules is responsible for identifying, considering and selecting qualified candidates based on the qualification standards set forth in our Corporate Governance Guidelines and such other criteria as the board of directors may determine necessary or appropriate in light of applicable SEC and Nasdaq requirements or other relevant considerations.

The identification, consideration, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and is significantly influenced by the particular needs of our board of directors from time to time. Accordingly, our board of directors has not adopted specific qualifications, qualities or skills that are necessary for a director candidate to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq rules and the provisions of our certificate of incorporation, our bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. In its evaluation of director candidates, a majority of our independent directors may consider the current size and composition, organization and governance of our board of directors, and the needs of our board of directors and its committees. In addition, a majority of our independent directors may take into consideration many other factors including, among other things, a candidate’s experience in corporate management or as a board member of other companies, including service as an officer or former officer of a public company or on the board of directors of another public company, the candidate’s professional and academic experience relevant to our industry, the strength of the candidate’s leadership skills, the candidate’s experience in finance and accounting and/or executive compensation practices, and whether the candidate has the time required for preparation, participation, and attendance at board meetings and committee meetings, if applicable. While we have no formal policy regarding board diversity for our board of directors as a whole nor for any individual director, a majority of our independent directors consider individual attributes that contribute to the total diversity of viewpoints, background, experience and expertise that are expected to contribute to our board of directors’ overall effectiveness. A majority of our independent directors may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

The brief biographical descriptions of each director set forth above in the sections titled “—Director Nominees for Election at Annual Meeting,” “—Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders,” and “—Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders,” include a summary of the individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors.

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of a majority of our independent directors in accordance with our certificate of incorporation, our bylaws, our Corporate Governance Guidelines and any criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, a majority of our independent directors considers candidates recommended by directors, stockholders, management, and others. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate. In addition, a majority of our independent directors may engage outside consultants or third-party search firms to assist in identifying and evaluating candidates.

A majority of our independent directors will consider properly submitted stockholder recommendations for candidates for membership on our board of directors who meet the minimum qualifications as described above. Our board of directors does not intend to alter the manner in which it evaluates director candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or one or more individual members of our board of directors may do so by letter addressed to:

Maze Therapeutics, Inc.
c/o Corporate Secretary
171 Oyster Point Boulevard
South San Francisco, California 94080

All stockholder communications we receive that are addressed to our board of directors will be reviewed and compiled by our Corporate Secretary and provided to the members of our board of directors, as appropriate and in accordance with our internal policies. If the correspondence is not addressed to a particular director, such correspondence will be forwarded, depending on the subject matter, to the chairperson of the audit committee, compensation committee or nominating and corporate governance committee. Sales materials, and abusive, threatening or otherwise inappropriate materials and items unrelated to the duties and responsibilities of our board of directors, will not be provided to our directors.

Board of Directors and Committee Self-Evaluations

Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are in the best interests of the Company and our stockholders. Our board of directors performs self-evaluations of itself and its committees annually to ensure that each is functioning effectively and adhering to its charter and to the Company’s policies. As part of this process, the directors engage in a robust discussion regarding their assessment of the performance of the board of directors and its committees, their own performance, and the performance of fellow members of the board of directors.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Board Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we invite and encourage, but do not require, each member of our board of directors to attend. We completed our initial public offering in February 2025 and did not have an annual meeting of stockholders in 2025.

Our Board of Directors’ Role in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. While our board of directors is responsible for monitoring and assessing strategic risk exposure, our audit committee is responsible for overseeing our major financial and IT security risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also approves or disapproves any related person transactions. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and other compliance policies, as well as corporate sustainability risks. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Leadership Structure

Our corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of chair of the board of directors and Chief Executive Officer. Currently, these positions are held by two different individuals. Mr. Hoppenot serves as the chairman of our board of directors and Dr. Coloma serves as our Chief Executive Officer. This structure allows our chairman to lead our board of directors in its fundamental role of providing advice to, and oversight of, management, while our Chief Executive Officer focuses on our day-to-day business. Further, our board of directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the board of directors. We believe Mr. Hoppenot is especially qualified for the role of chairman based on his operational and risk oversight expertise through his significant experience building and leading successful biotechnology companies. Our board of directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the board of directors.

Oversight of Corporate Strategy

Our board of directors actively oversees management’s establishment and execution of corporate strategy, including annual corporate objectives as well as other major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities and risk management. At its meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skillset and experience enhance its ability to support management in the execution and evaluation of our corporate strategy.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Management Succession Planning

Our board of directors recognizes that an important duty is its oversight of succession planning for our senior management positions, including our Chief Executive Officer. Our board of directors periodically reviews and updates our senior management succession plans to prepare for an orderly transition should we experience an unanticipated event such as the death, disability, or unexpected departure of a member of our management team. Working with our nominating and corporate governance committee, our board of directors reviews our succession plans and provides guidance as appropriate. Our succession planning covers identification of internal and external candidates as well as professional and leadership plans for internal candidates. The criteria used to assess potential candidates for our executive officer positions, including our Chief Executive Officer, includes consideration of strategic vision, organizational and operational needs, competitive challenges, leadership and management potential and emergency situations.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines to reflect its strong commitment to sound corporate governance practices and to encourage effective policy and decision making at both the board and management level. Our Corporate Governance Guidelines address items such as the role of our board of directors, the board of directors’ structure and composition (including director qualifications and independence), director responsibilities, and other matters affecting our directors and the governance of Maze. Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically and may recommend changes to our board of directors for consideration. Our Corporate Governance Guidelines are available on the investor relations page of our website at ir.mazetx.com/governance. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, contractors, agents, representatives, officers, including our Chief Executive Officer, President and other executive and senior officers, and directors. The full text of our Code of Business Conduct and Ethics is posted on the investor relations page of our website at ir.mazetx.com/governance. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of these provisions, on our website at www.mazetx.com or in public filings to the extent required by the applicable rules.

Stock Ownership Guidelines

We encourage our directors and officers to own shares of our stock. Our compensation committee periodically assesses the appropriateness of stock ownership guidelines for directors and executive officers. At this time, the board of directors has chosen not to adopt a policy requiring ownership by directors or officers of a minimum number of shares.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities that applies to all our personnel, including directors, officers, employees, consultants and other covered persons. The Insider Trading Policy also provides that we will not transact in our own securities unless in compliance with U.S. securities laws. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

The Insider Trading Policy further prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sale contracts, or contributing our securities to exchange funds in a manner that could be interpreted as hedging our stock. The Insider Trading Policy further prohibits such individuals from engaging in other types of transactions, including short sales, options trading, including transactions in puts, calls, or other derivative securities, pledging Company securities as collateral for a loan, purchasing our securities on a margin, or placing our securities in a margin account, absent a waiver from our board of directors.

A copy of our Insider Trading Policy was filed as exhibit 19.1 to the Annual Report.

Compensation Consultants

The compensation committee has the sole authority and right under its charter to retain, at the Company’s expense, compensation advisors and other compensation consultants, accountants, legal counsel, experts, search firms and other advisors of its choice to assist it in connection with its functions, including any studies or investigations. In accordance with this authority, the compensation committee has engaged the services of Alpine Rewards, LLC (“Alpine”) as its independent outside compensation consultants.

As requested by the compensation committee, in 2025, Alpine’s services to the compensation committee included assisting in developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and employee stock purchase programs based on our peer group. In addition, Alpine conducted a review of our non-employee director compensation program and a risk assessment.

All executive compensation services provided by Alpine during 2025 were conducted under the direction or authority of the compensation committee, and all work performed by Alpine was approved by the compensation committee. Neither Alpine nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee evaluated whether any work provided by Alpine raised any conflict of interest for services performed during 2025 and determined that it did not.

Policies and Practices Related to the Grant of Certain Equity Awards

We grant equity awards on the commencement of employment and on an annual basis as part of our annual performance cycle. In addition, we may grant equity awards on a discretionary basis in connection with certain events such as promotion. We do not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates.

During fiscal year 2025, (i) none of our named executive officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Clawback Policy

In connection with our initial public offering, we adopted a compensation recovery policy (the “Clawback Policy”) as required by Rule 10D-1 under the Exchange Act and the corresponding listing standard of Nasdaq. The Clawback Policy generally provides that if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws (including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), we must recover from our current and former executive officers any incentive-based compensation that was erroneously received on or after the date of our initial public offering and during the three fiscal years preceding the earlier to occur of (i) the date we become aware of the need to prepare an accounting restatement and (ii) the date a court, regulator, or other legally authorized body directs the Company to prepare an accounting restatement. The amount required to be recovered will be the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received based on the financial restatement.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Employee and Workplace Practices

Our employees are critical to our ability to develop novel medicines for patients. We seek to foster a professional environment characterized by respect, integrity, collaboration and accountability.

Our employee and workplace practices demonstrate our commitment to:

•	competitive pay and benefits;

•	employee engagement and retention;

•	leadership development aligned with our values and long-term objectives;

•	ethical workplace behavior; and

•	compliance with labor and employment laws.

Our board of directors oversees management’s approach to employee-related practices and considers how these practices support our strategy and long‑term performance.

Governance

We are committed to sound corporate governance policies and practices demonstrating the highest standards of business ethics. Some highlights of our corporate governance practices include:

•
Independent Board of Directors. Eight out of the ten members of our board of directors, including one of the two nominees for election at the Annual Meeting, are independent under the applicable Nasdaq Rules and the applicable rules and regulations promulgated by the SEC. Moreover, all of the members of the audit committee and compensation committee of our board of directors are independent directors.

•
Code of Business Conduct and Ethics Training Compliance. All employees and consultants are required to complete training on, and affirm compliance with, our comprehensive Code of Business Conduct and Ethics Policy.

Non-Employee Director Compensation Arrangements

Our compensation committee, after considering the information, analysis and recommendation provided by our independent compensation consultant, Alpine, evaluates the appropriate level and form of compensation for non-employee members of our board of directors and recommends changes to our board of directors when appropriate. We do not pay management directors for service on our board of directors. Our current non-employee director compensation program is described below.

Our board of directors approved a non-employee director compensation policy (the “Director Compensation Policy”), which became effective upon the completion of our initial public offering in February 2025, and which remained unchanged during 2025. Pursuant to our Director Compensation Policy, our non-employee directors receive annual cash compensation of $40,000 for service on our board of directors. The chairperson of the board of directors and board committee members are entitled to receive additional cash compensation under the Director Compensation Policy as set forth below. All cash payments are paid quarterly in arrears, and pro-rated for any partial quarters of service, including for the initial quarter in which the non-employee director compensation policy was adopted.

•	Board Chair: $30,000

•	Audit Committee Chair: $15,000

•	Audit Committee Member (Non-Chair): $7,500

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

•	Compensation Committee Chair: $12,000

•	Compensation Committee Member (Non-Chair): $6,000

•	Nominating and Corporate Governance Committee Chair: $10,000

•	Nominating and Corporate Governance Committee Member (Non-Chair): $5,000

•	Research & Development Committee Chair: $12,000

•	Research & Development Committee Member (Non-Chair): $6,000

In addition, the Director Compensation Policy provides that each non-employee director who is elected or appointed to our board of directors will be granted an option under our 2025 Equity Incentive Plan (the “2025 Plan”) to purchase 36,000 shares of our common stock upon the director’s initial appointment to our board of directors, referred to as the Initial Grant. The Initial Grant will vest in equal monthly installments over three years following the date of grant, such that the Initial Grant will become fully vested and exercisable on the three-year anniversary of the date of grant, subject to the director’s continued service through each applicable vesting date. In recognition of the potential impact that the trading price of our common stock may have on the grant date fair value of an Initial Grant, in March 2026, our board of directors, upon recommendation of our compensation committee, determined that an Initial Grant will instead be an option to purchase the lesser of (i) 36,000 shares of our common stock or (ii) such number of shares of common stock resulting in the option having a grant date fair value (as determined pursuant to ASC 718) equal to $750,000.

The Director Compensation Policy also provides that each non-employee director who is serving on our board of directors immediately prior to, and will continue to serve on our board of directors following, our annual meeting of stockholders, will be granted an option under the 2025 Plan to purchase 18,000 shares of our common stock on the date of such annual meeting of stockholders, referred to as the Annual Grant. Notwithstanding the foregoing, a director who is elected or appointed for the first time after January 1 shall not be eligible to receive such Annual Grant on the annual meeting of stockholders of the year of his or her election or appointment as a director. Each Annual Grant will vest on the earlier of (i) the anniversary of the Annual Grant Date and (ii) the next annual meeting of our stockholders, in each case, subject to the director’s continued service through the vesting date.

Options granted to our non-employee directors accelerate in full upon the consummation of a change in control of us, pursuant to the terms of the 2025 Plan.

We reimburse our non-employee directors for reasonable, customary, and documented travel expenses to meetings of our board of directors or its committees.

The 2025 Plan includes a maximum annual limit of $750,000 of cash compensation and equity awards that may be paid, issued, or granted to a non-employee director in any calendar year (increased to $1,000,000 for a non-employee director’s initial year of service). Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation.

The compensation committee monitors our stock price and the value of potential equity awards to be made to non-employee directors and may, from time to time, modify the size of the equity awards granted to new and continuing directors to comply with the Director Compensation Policy and the 2025 Plan and to better align with market practices.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

2025 Director Compensation

The following table provides information for 2025 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion, or all, of 2025, other than Dr. Coloma, our Chief Executive Officer. Dr. Coloma is not included in the table below as he is an employee and receives no compensation for his service as a director. The compensation received by Dr. Coloma as an employee is set forth in the section titled “Executive Compensation” below.

Name	Fees earned or paid in cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Charles Homcy, M.D.	67,158	294,907	240,000(3)	602,065
Hervé Hoppenot	17,038	721,688	—	738,726
Nancy C. Andrews, M.D., Ph.D.	50,583	294,907	—	345,490
Alan Colowick, M.D., M.P.H. (4)	—	—	—	—
Neil Exter(5)	43,542	445,132	—	488,674
Jonathan Lim, M.D.	49,333	294,907	—	344,240
Richard Scheller, Ph.D.	51,000	294,907	60,000(3)	405,907
Sekar Kathiresan, M.D.(6)	43,962	320,716	—	364,678
Catherine Angell Sohn, Pharm.D.(5)	48,750	294,907	—	343,657
Daniel Spiegelman	54,076	294,907	—	348,983
Jeffrey Tong, Ph.D.(4)	—	—	—	—

(1)
Amounts reflect the full grant date fair value of awards of stock or options granted during the year ended December 31, 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual.

(2)	The following table sets forth the aggregate number of shares of our common stock subject to outstanding options held by our non-employee directors as of December 31, 2025:

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

Name	Number of shares Underlying Options Held as of December 31, 2025
Charles Homcy, M.D.	196,402
Hervé Hoppenot	36,000
Nancy C. Andrews, M.D., Ph.D.	53,534
Alan Colowick, M.D., M.P.H.	—
Neil Exter	34,000
Jonathan Lim, M.D.	32,790
Richard Scheller, Ph.D.	40,899
Sekar Kathiresan, M.D.	29,772
Catherine Angell Sohn, Pharm.D.	53,534
Daniel Spiegelman	53,534
Jeffrey Tong, Ph.D.	—

(3)  These amounts reflect compensation that Drs. Homcy and Scheller received for consulting services provided to the Company.
(4)  Director resigned from our board of directors upon the closing of our initial public offering in February 2025.
(5)  Director will not stand for re-election at the Annual Meeting.
(6)  Dr. Kathiresan resigned from our board of directors in November 2025. In connection with his resignation, our board of directors approved the acceleration of vesting of 2,252 shares of unvested outstanding stock options held by Dr. Kathiresan. The incremental fair value computed as of the modification in accordance with Topic ASC 718, was $25,809 and is reflected in the grant date fair value of stock option awards granted for the year ended December 31, 2025.

Maze Therapeutics, Inc.	2026 Proxy Statement Board of Directors and Corporate Governance

PROPOSAL NO. 1:
ELECTION OF CLASS I DIRECTORS

Our board of directors is divided into three staggered classes of directors. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. The directors in Class I will stand for election at this Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively. Neil Exter and Catherine Angell Sohn, Pharm. D., will not stand for re-election at the Annual Meeting.

Nominees for Director

At the recommendation of our nominating and corporate governance committee, our board of directors proposes that Jason Coloma, Ph.D. and Neil Kumar, Ph.D. be elected at the Annual Meeting, with each to serve as a Class I director for a three-year term expiring at our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, retirement or removal. The director nominees are the current Class I directors of our board of directors. For more information concerning the nominees, see the section titled “Board of Directors and Corporate Governance—Director Nominees for Election at Annual Meeting.”

If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominees have consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Vote Required

The election of the Class I directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter which means that the two individuals nominated for election as the Class I directors to our board of directors receiving the highest number of “FOR” votes will be elected. Withhold votes and broker non-votes will have no effect on the outcome of this proposal. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Our board of directors recommends that you vote “FOR ALL” the nominees in the election of each of the Class I director nominees.

Maze Therapeutics, Inc.	2026 Proxy Statement Proposal No. 1: Election of Class I Directors

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm to perform the audit of our financial statements for the year ending December 31, 2026. E&Y has served as our independent registered public accounting firm since 2019. At the Annual Meeting, our stockholders are being asked to ratify the appointment of E&Y as our independent registered public accounting firm for the year ending December 31, 2026. Although not required by applicable law or listing rules, our audit committee is submitting the appointment of E&Y to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of E&Y will be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting, if they desire to do so, and to respond to appropriate questions. Notwithstanding the appointment of E&Y, and even if our stockholders ratify the appointment, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our year ending December 31, 2026 if our audit committee believes that such a change would be in the best interests of us and our stockholders.

In the event that E&Y is not ratified by our stockholders, the audit committee may reconsider its selection of E&Y as our independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee. In accordance with standard policy, E&Y periodically rotates the individuals who are responsible for our audit.

In addition to performing the audit of our financial statements, E&Y provided various other services during the year ended December 31, 2024. E&Y did not provide any other services to us during the year ended December 31, 2025. Our audit committee has determined that E&Y’s provision of these services, which are described below, does not impair E&Y’s independence from us. During the years ended December 31, 2024 and 2025, fees for services provided by E&Y were as follows:

	Year Ended December 31,
Description of Services Provided by E&Y	2024	2025
Audit fees(1)	$1,950,000	$880,000
Audit-related fees	$—	$—
Tax fees(2)	$40,000	$—
Other fees	$—	$—
Total fees	$1,990,000	$880,000

(1)
Audit fees consist of fees for professional services rendered in connection with the annual audit of our financial statements and review of our interim financial statements and services normally provided in connection with documents filed with the U.S. Securities and Exchange Commission. For the year ended December 31, 2024, the audit fees included professional services rendered in connection with the Form S-1 related to our initial public offering.

(2)	Tax fees for year ended December 31, 2024 consists of tax compliance services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to E&Y for our fiscal years ended December 31, 2024 and 2025 were pre-approved by our audit committee.

Maze Therapeutics, Inc.	2026 Proxy Statement Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Vote Required

The ratification of the appointment of E&Y as our independent registered public accounting firm for the year ending December 31, 2026 will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Because this is a routine matter, we do not expect broker non-votes to occur with respect to this proposal. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Our board of directors recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Maze Therapeutics, Inc.	2026 Proxy Statement Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

EXECUTIVE OFFICERS

The following sets forth certain information regarding our executive officers as of April 13, 2026. Our executive officers are appointed by, and serve at the discretion of, our board of directors.

Name	Age	Position
Jason Coloma, Ph.D.	50	Chief Executive Officer and Director
Harold S. Bernstein, M.D., Ph.D.	66	President, Research and Development and Chief Medical Officer
Atul Dandekar	55	Chief Strategy and Business Officer
Courtney Phillips	51	General Counsel and Corporate Secretary
Misbah Tahir	51	Chief Financial Officer

Jason Coloma’s biography is set forth above in the section titled “Board of Directors and Corporate Governance—Director Nominees for Election at Annual Meeting.”

Harold S. Bernstein M.D., Ph.D. has served as our President, Head of Research and Development, and Chief Medical Officer since October 2022. Prior to working at our company, Dr. Bernstein was Chief Medical Officer, Head of Global Clinical Development and Senior Vice President of Worldwide Research and Development at BioMarin Pharmaceutical Inc., a global biotechnology company, from October 2021 to September 2022. Before that, Dr. Bernstein served as Head of Translational Medicine and Vice President of Global Medicines Development and Medical Affairs at Vertex, a biopharmaceutical company, from October 2017 to September 2021. Prior to that, Dr. Bernstein served as Head of Cardiometabolic Diseases Early Clinical Development and Executive Director at Merck & Co., Inc., a multinational pharmaceutical company, from January 2013 to September 2017. Since July 2013, Dr. Bernstein has served as Adjunct Professor of Pediatrics (Cardiology) at the Mindich Child Health Development Institute at the Icahn School of Medicine at Mount Sinai. Dr. Bernstein also served as Professor of Pediatrics and a Senior Investigator at the Cardiovascular Research Institute and the Broad Center of Regeneration Medicine and Stem Cell Research at the University of California, San Francisco (UCSF) from January 1997 to June 2013. Dr. Bernstein holds an A.B. in Biological Sciences from Harvard College and an M.Phil., Ph.D. (Human Genetics) and M.D. from the Icahn School of Medicine at Mount Sinai.

Atul Dandekar has served as our Chief Strategy and Business Officer since July 2024, and previously served as our Chief Strategy Officer from March 2021 to July 2024. In this role, Mr. Dandekar is responsible for our business development, partnering, portfolio management and corporate strategy. Prior to working at our company, Mr. Dandekar held various positions at Genentech, a biotechnology corporation, including Vice President and Head of Global Ophthalmology Business Franchise, from January 2014 to March 2021. Prior to Genentech, Mr. Dandekar served in various positions at Novartis AG, a multinational pharmaceutical corporation, from February 2007 to December 2013, most recently as its Senior Global Program Head, Neurology. He is the co-founder of Ollin Biosciences, a private biotechnology company. Since March 2021, Mr. Dandekar has served as a director at Broadwing, a private biotechnology company. Mr. Dandekar holds a bachelor’s degree in medicine and a masters in marketing from Mumbai University, as well as a post-graduate marketing degree from Monash University.

Courtney Phillips has served as our General Counsel and Corporate Secretary since July 2024. Prior to Maze, Ms. Phillips served as General Counsel and Corporate Secretary at Atreca, Inc., or Atreca, a biotechnology company, from July 2019 through June 2024. Prior to Atreca, Ms. Phillips was Vice President of Corporate Law at Global Blood Therapeutics, Inc., or Global Blood Therapeutics, a biotechnology company, from November 2017 through June 2019. Prior to Global Blood Therapeutics, Ms. Phillips served as Senior Corporate Counsel and then Vice President and Associate General Counsel at Relypsa, Inc., or Relypsa, a biotechnology company, from December 2013 through March 2017. Prior to Relypsa, Ms. Phillips was Corporate Counsel at Affymax, Inc., a biotechnology company. Earlier in her career, Ms. Phillips was a corporate/finance attorney at the law firms of Morrison Foerster LLP and Reed Smith LLP, where she represented biotechnology and technology companies in IPOs and other equity financings, mergers and acquisitions, securities law matters, and corporate governance. Ms. Phillips holds a B.A. from the University of California, Berkeley and a J.D. from Georgetown University Law Center.

Maze Therapeutics, Inc.	2026 Proxy Statement Executive Officers

Misbah Tahir has served as our Chief Financial Officer since September 2025. Prior to Maze, Mr. Tahir served as Chief Financial Officer of IGM Biosciences, Inc., a biotechnology company, from January 2019 to August 2025. Prior to IGM Biosciences, he served as Vice President, Finance at Dermira, Inc., a biopharmaceutical company, from January 2014 to December 2018. Prior to joining Dermira, Inc., he held finance leadership positions at Onyx Pharmaceuticals, Inc., a biopharmaceutical company, and Human Genome Sciences Inc., a biopharmaceutical company. Mr. Tahir began his career at Amgen, Inc, a biopharmaceutical company, after working as a management consultant at the consulting firm of Oliver Wyman. Mr. Tahir holds a B.A. in International Relations from the University of Pennsylvania and an M.B.A. from the University of Michigan Business School.

Maze Therapeutics, Inc.	2026 Proxy Statement Executive Officers

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation earned by our Named Executive Officers during the year ended December 31, 2025. Our “Named Executive Officers” for 2025, were:

•	Jason Coloma, Ph.D., Chief Executive Officer

•	Harold Bernstein, M.D., Ph.D, President, Research and Development and Chief Medical Officer; and

•	Misbah Tahir, Chief Financial Officer

Summary Compensation Table (2025 and 2024)

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to, earned by or paid to our named executive officers for the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)	Total ($)
Jason Coloma, Ph.D.	2025	629,167	—	2,367,000	⸻	457,600	4,500	3,458,267
Chief Executive Officer	2024	527,262(3)	—	—	5,022,982(4)	280,500	4,500	5,835,244

Harold Bernstein, M.D., Ph.D.	2025	548,333	—	946,800	⸻	321,750	4,500	1,821,383
President, Research and Development and Chief Medical Officer	2024	526,667	—	—	1,634,665	233,000	4,500	2,398,832

Misbah Tahir	2025	164,773(5)	50,000(6)	⸻	3,659,110	86,667(5)	3,500	3,964,050
Chief Financial Officer

(1)
Represents the grant date fair value of restricted stock units (“RSUs”) and stock options awarded during the year ended December 31, 2025 as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs and stock options are set forth in Note 7 to our financial statements included in the Annual Report. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by each named executive officer from the options.

(2)	For additional information regarding the non-equity incentive plan compensation, see the section entitled “Annual Bonuses.”

(3)
During fiscal year 2024, we implemented an annual accrual cap in our vacation policy for all of our eligible employees, including our executive officers. Dr. Coloma’s salary includes the resulting payment of $20,595 for accrued paid time off in excess of the cap.

(4)
Amount excludes the fair value of an award with vesting subject to the achievement of performance conditions that were not deemed probable as of the grant date. The award had a maximum fair value of $405,000 as computed in accordance with FASB ASC Topic 718 as of the grant date. The performance conditions were subsequently achieved in 2025.

(5)	Amount prorated based on Mr. Tahir’s September 2, 2025 employment commencement date.

(6)
Amount represents a signing bonus paid to Mr. Tahir in connection with the commencement of his employment with the Company, and is subject to repayment if Mr. Tahir resigns within one year of his start date.

Maze Therapeutics, Inc.	2026 Proxy Statement Executive Compensation

Narrative to Summary Compensation Table

2025 Base Salaries

Base salary is the only fixed component of our executive officers’ total cash compensation and provides competitive and stable pay to attract and retain our executives. We make annual salary decisions based on competitive data, the skills and experience that each executive brings to us, and the performance contributions of each executive. The base salaries for our named executive officers for the years ended December 31, 2025 and 2024 are included in the Summary Compensation Table above.

Annual Bonuses

Annual bonuses for our executive officers are based on the achievement of corporate objectives by the Company, not on the achievement of individual objectives by the executive officers. The 2025 target annual bonuses for our named executive officers, expressed as a percentage of annual base salary, were 55% for Dr. Coloma, 45% for Dr. Bernstein and 40% for Mr. Tahir.

For the 2025 annual bonuses, the corporate objectives included certain developmental, regulatory, financial, and operational milestones. In December 2025, our compensation committee determined that we exceeded our 2025 corporate objectives and recommended that our board of directors approve the total level of achievement at 130%, which was subsequently approved by our board of directors.

Maze Therapeutics, Inc.	2026 Proxy Statement Executive Compensation

Outstanding Equity Awards at 2025 Year-End Table

The following table provides information on outstanding equity awards held by our Named Executive Officers as of December 31, 2025:

		Option Awards				Stock Awards

Name	Grant Date(1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option Expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)(2)
Jason Coloma	2/2/2021(3)(4)	679,390	⸻	10.42	2/1/2031
	3/17/2022(3)(5)	89,463	3,888	10.42	3/16/2032
	3/9/2023(3)(6)	55,626	25,278	10.42	3/8/2033
	3/9/2023(3)(7)	51,861	⸻	10.42	3/8/2033
	4/23/2024(3)(8)	35,406	45,498	10.42	4/22/2034
	12/9/2024(9)	120,348	361,033	10.42	12/8/2034
	9/22/2025(10)	⸻	⸻	⸻	⸻	100,000	4,143,000
Harold Bernstein	10/27/2022(3)(11)	261,702	80,705	10.42	10/26/2032
	4/24/2024(3)(8)	11,347	14,583	10.42	4/23/2034
	12/9/2024(9)	35,525	106,576	10.42	12/8/2034
	9/22/2025(10)	⸻	⸻	⸻	⸻	40,000	1,657,200
Misbah Tahir	9/2/2025(12)	⸻	325,000	15.32	9/1/2035

(1)
All outstanding awards granted prior to February 2025 were granted under our 2019 Equity Incentive Plan (the “2019 Plan”). All outstanding awards granted after February 2025 were granted under our 2025 Equity Incentive Plan (the “2025 Plan”).

(2)	Based on the closing price of our common stock on December 31, 2025, the last trading date of 2025, of $41.43 per share.

(3)
This option was subject to repricing in December 2024. The repricing reduced the exercise price per share of such options to $10.42, the fair market value of our common stock as determined by our board of directors on the date of the repricing.

(4)	Vests monthly over the four-year period starting on February 1, 2021, subject to continued service through such date.

(5)	Vests monthly over the four-year period starting on February 1, 2022, subject to continued service through such date.

(6)	Vests monthly over the four-year period starting on March 1, 2023, subject to continued service through such date.

(7)
100% of the shares subject to the option would vest in the event (i) our stock price is equal to or greater than $38.57 per share (as may be adjusted for stock splits) on average over a 20-day trading period or (ii) if we are acquired at a stock price equal or greater than $38.57 per share (as may be adjusted for stock splits), in each case subject to the grantee’s continued service to the company through the vesting date (the “Performance Goal”). If the Performance Goal were not achieved within four years of the grant date, the option would terminate. The Performance Goal was satisfied based on the Company’s average stock price over the 20 trading days ended December 17, 2025, and this option became fully vested as of that date.

(8)	Vests monthly over the four-year period starting on March 1, 2024, subject to continued service through such date.

(9)	Vests monthly over the four-year period starting on December 1, 2024, subject to continued service through such date.

(10)	Vests as to one-half of the total award on September 1, 2026 and September 1, 2027, subject to continued service through each date.

(11)	Vests as to a quarter of the shares on the one-year anniversary of October 3, 2022, and thereafter vests monthly over three years, in each case subject to continued service on each vesting date.

(12)	Vests as to a quarter of the shares on the one-year anniversary of September 2, 2025, and thereafter vests monthly over three years, in each case subject to continued service on each vesting date.

Maze Therapeutics, Inc.	2026 Proxy Statement Executive Compensation

Employment agreements

We have entered into employment agreements with our senior leadership team, including our named executive officers. Each of these agreements provides for at-will employment and includes each officer’s base salary, a discretionary annual incentive bonus opportunity, eligibility for future discretionary equity grants, and standard employee benefit plan participation.

We have also adopted arrangements for our executive officers, including our named executive officers, that provide for payments and benefits upon a qualifying termination of employment or upon a termination in connection with a change in control of our company, as described below.

Amended and Restated Severance and Change in Control Plan

In December 2024, our board of directors adopted an Amended and Restated Executive Severance and Change in Control Plan (the “Severance Plan”). Our executive officers, including our named executive officers, participate in the Severance Plan.

Outside of a Change in Control.  Pursuant to the Severance Plan (as adjusted in certain respects pursuant to his employment agreement), if Dr. Coloma is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan), he will be entitled to receive (i) a lump sum cash amount equal to his annual base salary and (ii) a lump sum cash amount equal to a pro-rata portion (determined based on the number of days he is employed by us during the bonus performance period) of his target bonus. In addition, if Dr. Coloma timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, we shall pay his monthly premium under COBRA until the earliest of (x) 12 months following his termination date, (y) the date when he receives similar coverage under another employer’s plans and (z) the expiration of his continuation coverage under COBRA.

Pursuant to the Severance Plan (as adjusted in certain respects pursuant to his employment agreement), if Dr. Bernstein is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan), he will be entitled to receive a lump sum cash amount equal to his annual base salary. In addition, if Dr. Bernstein timely elects continued coverage under COBRA, we shall pay his monthly premium under COBRA until the earliest of (x) 12 months following his termination date, (y) the date when he receives similar coverage under another employer’s plans and (z) the expiration of his continuation coverage under COBRA.

Pursuant to the Severance Plan, if Mr. Tahir is terminated without “cause” (as such term is defined in the Severance Plan), he will be entitled to receive a lump sum cash amount equal to 9 months of his annual base salary. In addition, if Mr. Tahir timely elects continued coverage under COBRA, we shall pay his monthly premium under COBRA until the earliest of (x) 9 months following his termination date, (y) the date when he receives similar coverage under another employer’s plans and (z) the expiration of his continuation coverage under COBRA.

In Connection with a Change in Control.  Pursuant to the Severance Plan, if Dr. Coloma is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan) in the period commencing three months prior to a “change in control” (as such term is defined in the Severance Plan) of us (but only if after the execution of a definitive agreement providing for a change in control if such transaction is consummated) and ending twelve months following a change in control of us, he will be entitled to receive (i) a lump sum cash amount equal to 18 months of his annual base salary and (ii) a lump sum cash amount equal to 1.5 times his target bonus. In addition, if Dr. Coloma timely elects continued coverage under COBRA, we shall pay his monthly premium under COBRA until the earliest of (x) 18 months following his termination date, (y) the date when he receives similar coverage under another employer’s plans and (z) the expiration of his continuation coverage under COBRA. In addition, each of Dr. Coloma’s then-outstanding equity awards, other than awards subject to performance-based vesting criteria, will automatically become vested and exercisable or settled in full and any awards that would otherwise vest only upon satisfaction of performance criteria shall be treated in accordance with the applicable performance award agreement.

Maze Therapeutics, Inc.	2026 Proxy Statement Executive Compensation

Pursuant to the Severance Plan, if Dr. Bernstein and Mr. Tahir are terminated without “cause” or resign for “good reason” (as such terms are defined in the Severance Plan) in the period commencing three months prior to a “change in control” (as such term is defined in the Severance Plan) of us (but only if after the execution of a definitive agreement providing for a change in control if such transaction is consummated) and ending twelve months following a change in control of us, they will be entitled to receive (i) a lump sum cash amount equal to their annual base salary and (ii) a lump sum cash amount equal to their target bonus. In addition, if Dr. Bernstein and Mr. Tahir timely elect continued coverage under COBRA, we shall pay their monthly premium under COBRA until the earliest of (x) 12 months following their termination date, (y) the date when they receive similar coverage under another employer’s plans and (z) the expiration of their continuation coverage under COBRA. In addition, each of Dr. Bernstein’s and Mr. Tahir’s then-outstanding equity awards, other than awards subject to performance-based vesting criteria, will automatically become vested and exercisable or settled in full and any awards that would otherwise vest only upon satisfaction of performance criteria shall be treated in accordance with the applicable performance award agreement.

In addition, in the event that outstanding equity awards are not assumed by a successor company following a change in control of us, the vesting of such unassumed awards, other than awards subject to performance-based vesting criteria, will automatically accelerate in full without regard to Drs. Coloma’s or Bernstein’s or Mr. Tahir’s termination of service, and any awards that would otherwise vest only upon satisfaction of performance criteria shall be treated in accordance with the applicable performance award agreement.

All such severance payments and benefits under the Severance Plan are subject to each named executive officer’s execution of a general release of claims against us.

The terms of the Severance Plan will supersede all prior agreements with our named executive officers, including their respective individual offer letters and employment agreements, with respect to any severance payments and equity acceleration to which any such named executive officers may be entitled upon a termination of service or change in control of us.

Equity compensation plans and other benefit plans

We believe that our ability to grant equity awards is a vital compensation tool that enables us to attract, retain, and motivate our employees and directors by aligning their financial interests with those of our stockholders. The equity plans under which we have outstanding equity awards and may grant equity awards in the future are filed as exhibits to the Annual Report.

401(k) Plan

We sponsor a retirement savings plan that is intended to qualify for favorable tax treatment under Section 401(a) of the Code and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the 401(k) plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are projected to reach 50 years of age or older during a calendar year may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. Currently, we match each participant’s contribution up to a safe harbor maximum of 3% of his or her eligible compensation, not to exceed $3,000 per plan year, with participants vesting immediately and fully in such matching contributions.

Other Benefits

Our named executive officers are eligible to participate in our employee benefit plans on the same basis as our other employees, including our health and welfare plans.

Maze Therapeutics, Inc.	2026 Proxy Statement Executive Compensation

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted- average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (#) (c)
Equity compensation plans approved by security holders(1)	6,077,751(2)	11.62(3)	5,129,581 (4)
Equity compensation plans not approved by security holders	⸻	⸻	⸻
Total	6,077,751	11.62	5,129,581

(1)
Consists of our 2019 Plan and our 2025 Plan, and excludes purchase rights under our 2025 Employee Stock Purchase Plan (the “2025 ESPP”). The 2025 Plan and 2025 ESPP became effective upon the completion of our initial public offering. Following the effectiveness of the 2025 Plan, no further grants will be made under the 2019 Plan. Any outstanding awards granted under the 2019 Plan remain subject to the terms of the 2019 Plan and applicable award agreements.

(2)	Includes 5,484,226 outstanding stock options and 593,525 shares underlying RSUs.

(3)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(4)
Includes 4,790,225 shares remaining for future issuance under the 2025 Plan and 339,356 shares remaining for future issuance under the 2025 ESPP. There are no shares of common stock available for issuance under our 2019 Plan, but such plan will continue to govern the terms of equity awards granted thereunder. Additionally, the number of shares reserved for issuance under our 2025 Plan increases automatically on January 1 of each of year from 2026 through 2035 by the number of shares equal to the lesser of 5% of the aggregate number of outstanding shares of our common stock and shares subject to pre-funded warrants as of the immediately preceding December 31, or a number as may be determined by our board of directors or compensation committee. Similarly, the number of shares reserved for issuance under our 2025 ESPP increases automatically on January 1 of each year from 2026 through 2035 by the number of shares equal to the lesser of 1% of the aggregate number of outstanding shares of our common stock and shares subject to pre-funded warrants as of the immediately preceding December 31 or a number of shares as may be determined by our board of directors or compensation committee.

Maze Therapeutics, Inc.	2026 Proxy Statement Equity Compensation Plan Information

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026, by:

•	each person, or group of persons, known to us to who beneficially owns more than 5% of our outstanding capital stock;

•	each of our directors or director nominees; and

•	each of our named executive officers;

•	all directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the U.S. Securities and Exchange Commission, or the SEC. Except as indicated by the footnotes below, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of our common stock that they beneficially owned, subject to applicable community property laws.

Beneficial ownership is based on 49,737,619 shares of our common stock outstanding as of March 31, 2026. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of our common stock subject to stock options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Maze Therapeutics, Inc., 171 Oyster Point Blvd., Suite 300, South San Francisco, California 94080.

Maze Therapeutics, Inc.	2026 Proxy Statement Security Ownership of Certain Beneficial Owners and Management

	Shares Beneficially Owned
Name of beneficial owner	Number	Percent
Directors and named executive officers
Jason Coloma, Ph.D.(1)	1,523,241	3.0%
Harold S. Bernstein, M.D., Ph.D. (2)	278,427	*
Misbah Tahir(3)	1,666	*
Hervé Hoppenot(4)	7,000	*
Nancy C. Andrews, M.D., Ph.D. (5)	46,738	*
Neil Exter(6)	31,000	*
Charles Homcy, M.D. (7)	195,890	*
Neil Kumar, Ph.D.	—	—
Jonathan Lim, M.D. (8)	354,694	*
Richard Scheller, Ph.D. (9)	34,103	*
Catherine Angell Sohn, Pharm.D. (10)	17,325	*
Daniel Spiegelman(11)	46,738	*
All executive officers and directors as a group (14 persons) (12)	2,761,001	5.3%
Other 5% stockholders
Entities affiliated with Third Rock Ventures(13)	5,424,758	10.9%
Entities affiliated with Frazier Life Sciences(14)	5,013,240	9.9%
Entities affiliated with ARCH Venture Partners and related entities(15)	4,120,053	8.3%
Entities affiliated with Deep Track Capital, LP(16)	4,981,982	9.9%
Janus Henderson Group PLC(17)	3,206,472	6.4%

*	Represents beneficial ownership of less than 1%.

(1)
Represents (i) 382,895 shares of common stock directly held by Dr. Coloma, (ii) 31,117 shares directly held by The Coloma 2021 Irrevocable Family Trust (the “Coloma Trust”) and (iii) 1,109,229 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026. Dr. Coloma is the trustee of the Coloma Trust and may be deemed to exercise voting and investment discretion over securities held by it.

(2)	Represents 278,427 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026.

(3)	Represents 1,666 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026.

(4)	Represents 7,000 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026.

(5)	Represents 46,738 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026.

Maze Therapeutics, Inc.	2026 Proxy Statement Security Ownership of Certain Beneficial Owners and Management

(6)
Represents 31,000 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026. Mr. Exter, a member of our board of directors, was a partner of Third Rock Ventures, LLC, an affiliate of Third Rock Ventures IV, L.P. and Third Rock Ventures V, L.P until May of 2025. Mr. Exter will not stand for re-election at the Annual Meeting. Mr. Exter did not have voting or dispositive power over the shares held by Third Rock Ventures IV, L.P. and Third Rock Ventures V, L.P. See note (13) below for more information regarding Third Rock Ventures IV, L.P. and Third Rock Ventures V, L.P.

(7)
Represents (i) 38,535 shares of common stock directly held by Dr. Homcy, which he holds jointly with his spouse and (ii) 157,355 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026. Dr. Homcy, a member of our board of directors, was a partner of Third Rock Ventures, LLC, an affiliate of Third Rock Ventures IV, L.P. and Third Rock Ventures V, L.P., until October 2019 and now serves in an advisory capacity. Dr. Homcy does not have voting or dispositive power over the shares held by Third Rock Ventures IV, L.P. and Third Rock Ventures V, L.P. See note (13) below for more information regarding Third Rock Ventures IV, L.P. and Third Rock Ventures V, L.P.

(8)
Represents (i) 20,744 shares of common stock directly held by Dr. Lim, (ii) 307,956 shares of common stock held by City Hill, LLC, and (iii) 25,994 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026. Dr. Lim, a member of our board of directors, is Managing Partner and Founder of City Hill, LLC and is a venture partner at ARCH Venture Partners, LLC, an affiliate of ARCH Venture Fund X, L.P. and ARCH Venture Fund X Overage, L.P. Dr. Lim does not have voting or dispositive power over the shares held by ARCH Venture Fund X, L.P. and ARCH Venture Fund X Overage, L.P. See note (14) below for more information regarding ARCH Venture Fund X, L.P. and ARCH Venture Fund X Overage, L.P.

(9)	Represents 34,103 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026.

(10)	Represents 17,325 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026.

(11)	Represents 46,738 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026.

(12)
The reported amounts represent the total of all securities beneficially owned by our directors and executive officers, consisting of (i) 791,750 shares of our common stock and (ii) 1,969,251 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2026.

(13)
Based on a statement on Amendment 1 to Schedule 13G/A filed with the SEC on February 13, 2026, reporting beneficial ownership as of December 31, 2025, the total set forth in the table represents (i) 4,473,958 shares held of record by Third Rock Ventures IV, L.P. (“TRV IV”) and (ii) 950,800 shares held of record by Third Rock Ventures V, L.P. (“TRV V”). The general partner of TRV IV is Third Rock Ventures GP IV, L.P. (“TRV GP IV”). The general partner of TRV GP IV is (“TRV GP IV LLC”). The general partner of TRV V is Third Rock Ventures GP V, L.P. (“TRV GP V”). The general partner of TRV GP V is TRV GP V, LLC (“TRV GP V LLC”). Dr. Homcy, a member of our board of directors, was a partner of Third Rock Ventures, LLC, an affiliate of TRV IV and TRV V, until October 2019 and now serves in an advisory capacity. Mr. Exter, a member of our board of directors, was a partner of Third Rock Ventures, LLC. Mr. Exter will not stand for re-election at the Annual Meeting. Neither Dr. Homcy nor Mr. Exter has voting or dispositive power over the shares held by TRV IV and TRV V. The address for each of Third Rock Ventures IV, L.P. and Third Rock Ventures V, L.P. is 201 Brookline Avenue, Suite 1401, Boston, MA 02215.

(14)
Based on a statement on Amendment 4 to Schedule 13G filed with the SEC on February 13, 2026, reporting beneficial ownership as of December 31, 2025, the total set forth in the table represents (i) 4,342,266 shares of common stock held directly by Frazier Life Sciences Public Fund, L.P. (“FLSPF”), (ii) 75,982 shares of common stock held directly by Frazier Life Sciences X, L.P. (“FLS X”), and (iii) 149,026 shares of common stock held directly by Frazier Life Sciences XI, L.P. (“FLS XI”, together with FLSPF and FLS X, the “Frazier Investors”). FHMLSP, L.P. is the general partner of FLSPF and the general partner of FHMLSP, L.P. is FHMLSP, L.L.C., which is managed by an investment committee of four that acts by majority vote. Accordingly, no members of such committee are attributed beneficial ownership of the securities directly held by FLSPF. FHMLS X, L.P. is the general partner of FLS X and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Patrick J. Heron and James N. Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares of common stock held by FLS X. FHMLS XI, L.P. is the general partner of FLS XI and the general partner of FHMLS XI, L.P. is FHMLS XI, L.L.C., which is managed by an investment committee of three that acts by majority vote. Accordingly, no members of such committee are attributed beneficial ownership of the securities directly held by FLS XI. In addition to the aforementioned securities, the Frazier Investors and their affiliate, Frazier Life Sciences XII, L.P. (“FLS XII” and, together with the Frazier Investors, “Frazier”) own an aggregate of 2,153,978 Pre-Funded Warrants exercisable for an equal number of shares of common stock, which are subject to a beneficial ownership limitation, whereby the Pre-Funded Warrants cannot be exercised if, after giving effect thereto, Frazier would beneficially own more than 9.99% of our outstanding common stock (the “Beneficial Ownership Limitation”). The beneficial ownership reflected in the table above also includes an aggregate of 445,966 shares underlying Pre-Funded Warrants which are held by Frazier and are deemed exercisable for shares of common stock within the Beneficial Ownership Limitation, and it excludes an aggregate of 1,708,012 shares underlying such Pre-Funded Warrants. In this regard, before giving effect to the Beneficial Ownership Limitation, (i) FLSPF holds warrants to purchase 1,702,935 shares of common stock, (ii) FLS X holds warrants to purchase 54,280 shares of common stock, (iii) FLS XI holds warrants to purchase 144,532 shares of common stock, and (iv) Frazier Life Sciences XII, L.P. (“FLS XII”) holds warrants to purchase 252,231 shares of common stock, each of which may only be exercised subject to the Beneficial Ownership Limitation. The principal business address of each of the aforementioned parties is: c/o Frazier Life Sciences Management, L.P., 1001 Page Mill Rd, Building 4, Suite B, Palo Alto, CA 94304.

Maze Therapeutics, Inc.	2026 Proxy Statement Security Ownership of Certain Beneficial Owners and Management

(15)
Based on a statement filed on Schedule 13G with the SEC on May 15, 2025, reporting beneficial ownership as of March 31, 2025, the total set forth in the table represents (i) 1,949,930 shares of common stock held directly by ARCH Venture Fund X, L.P. (“AVF X”) and (ii) 2,170,123 shares of common stock held directly by ARCH Venture Fund X Overage, L.P. (“AVF X Overage”). ARCH Venture Partners X, L.P. (“AVP X LP”), as the sole general partner of AVF X, may be deemed to beneficially own the shares held by AVF X. ARCH Venture Partners X Overage, L.P. (“AVP X Overage GP”), as the sole general partner of AVF X Overage, may be deemed to beneficially own the shares held by AVF X Overage. ARCH Venture Partners X, LLC (“AVP X LLC”), as the sole general partner of AVP X LP and AVP X Overage GP, may be deemed to beneficially own the shares held by AVF X and AVF X Overage (collectively, the “AVF Shares”). As investment committee members of AVP X LLC, each of Keith Crandell, Robert Nelsen, Kristina Burow and Steven Gillis may be deemed to beneficially own the AVF Shares. The principal business address of the reporting entities is 8755 W. Higgins Avenue, Suite 1025, Chicago, IL 60631.

(16)
Based on a statement on Amendment No. 1 to Schedule 13G filed with the SEC on August 14, 2025, reporting beneficial ownership as of June 30, 2025 as supplemented by the information reported in the Company’s registration statement on Form S-1 filed on October 17, 2025 and the records of the Company’s transfer agent, the total set forth in the table represents (i) 4,398,910 shares of common stock directly held of record by Deep Track Biotechnology Master Fund, Ltd. (“Deep Track Master Fund”) and (ii) 450,000 shares of common stock directly held of record by Deep Track Special Opportunities Fund, LP (“Deep Track Special Opportunities Fund”, and together with Deep Track Master Fund, the “Deep Track Funds”). Deep Track Capital, L.P. (“Deep Track Capital”) serves as investment advisor to the Deep Track Funds, and David Kroin serves as the managing member of Deep Track Capital’s general partner. As such, each of Deep Track Capital and Mr. Kroin may be deemed to exercise voting and investment discretion with respect to securities held by the Deep Track Funds. In addition to the aforementioned securities, the Deep Track Funds own an aggregate of 638,556 warrants exercisable for an equal number of shares of common stock, which are subject to the Beneficial Ownership Limitation. The beneficial ownership reflected in the table above also includes an aggregate of 133,072 shares underlying vested warrants which are held by the Deep Track Funds and are deemed exercisable for shares of common stock within the Beneficial Ownership Limitation, and it excludes an aggregate of 505,484 shares underlying such warrants. In this regard, before giving effect to the Beneficial Ownership Limitation, (i) Deep Track Master Fund holds warrants to purchase 319,278 shares of common stock and (ii) Deep Track Special Opportunities Fund holds warrants to purchase 319,278 shares of common stock, each of which may only be exercised subject to the Beneficial Ownership Limitation applicable to the Deep Track Funds. The principal business address of Deep Track Master Fund is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands. The principal business address of each of the other aforementioned parties is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.

(17)
Based on a statement on Amendment 2 to Schedule 13G filed with the SEC on November 14, 2025, reporting beneficial ownership as of September 30, 2025, the total set forth in the table represents 3,206,472 shares of common stock directly held by Janus Henderson Group PLC. The principal business address of Janus Henderson Group PLC is 201 Bishopsgate, EC2M 3AE, United Kingdom.

Maze Therapeutics, Inc.	2026 Proxy Statement Security Ownership of Certain Beneficial Owners and Management

REPORT OF THE AUDIT COMMITTEE

This report of the audit committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited financial statements for the year ended December 31, 2025. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

Submitted by the Audit Committee

Daniel Spiegelman, Chair

Hervé Hoppenot

Neil Exter

Maze Therapeutics, Inc.	2026 Proxy Statement Report of the Audit Committee

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements, including any employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in “Executive Compensation,” the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amounts involved exceeded or will exceed the lesser of $120,000 and 1.0% of our average total assets at year-end for the prior two completed fiscal years; and

•
any of our directors, executive officers or holders of more than 5.0% of our capital stock, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the section entitled “Executive Compensation.”

Convertible Promissory Notes Financing

From December 2023 through April 2024, we sold $40.7 million aggregate principal amount of our convertible promissory notes to certain purchasers in a private placement. The notes bear interest at a rate of 8% per annum, compounded annually. The convertible promissory notes were cancelled and converted into Series D-1 redeemable convertible preferred stock (“Series D-1 Preferred Stock,”) as described below.

The following table summarizes the notes purchased by members of our board of directors or their affiliates and holders of more than 5% of our outstanding capital stock. The terms of these purchases were the same for all purchasers of the notes. Please refer to the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the shares held by these entities.

Name of stockholder	Aggregate principal amount of notes purchased ($)
Entities affiliated with ARCH Ventures(1)	5,000,000.00
Affiliates of Third Rock Ventures(2)	10,000,000.00
Entity affiliated with GV(3)	2,500,000.00
Entities affiliated with Charles Homcy, M.D.(4)	75,000.00

(1)
Consists of notes purchased by ARCH Venture Fund X, L.P. and ARCH Venture Fund X Overage, L.P. ARCH Ventures holds more than 5% of our outstanding capital stock. Jonathan Lim, M.D., a member of our board of directors, is affiliated with ARCH Ventures.

(2)
Consists of notes purchased by Third Rock Ventures IV, L.P. Entities affiliated with Third Rock Ventures hold more than 5% of our outstanding capital stock. Charles Homcy, M.D. and Neil Exter, each a member of our board of directors, are affiliated with Third Rock Ventures. Mr. Exter will not stand for re-election at the Annual Meeting.

(3)
Consists of notes purchased by GV 2023, L.P. which, together with its affiliate GV 2019, L.P., held more than 5% of our outstanding capital stock. Richard Scheller, Ph.D., a member of our board of directors, is affiliated with GV 2019, L.P. and GV 2023, L.P.

(4)	Consists of notes purchased by Charles J. Homcy Revocable Trust UA 11/4/1998, of which Charles Homcy, M.D., a member of our board of directors, is the trustee.

Maze Therapeutics, Inc.	2026 Proxy Statement Certain Relationships and Related Party Transactions

Series D Preferred Stock and Series D-1 Preferred Stock Financing

In November 2024, we sold an aggregate of 54,394,445 shares of our Series D redeemable convertible preferred stock (“Series D Preferred Stock”), at a price per share of $1.3792 for total gross proceeds of $75.0 million and issued an aggregate of 39,395,572 shares of our Series D-1 Preferred Stock in exchange for the conversion and cancellation of the $40.7 million aggregate principal amount, plus $2.7 million of accrued interest, of outstanding convertible promissory notes (the “Series D Preferred Stock Financing”). Each share of our Series D Preferred Stock and Series D-1 Preferred Stock automatically converted into 0.1037 share of our common stock immediately prior to the completion of our initial public offering. Pursuant to the Investors Rights Agreement (the “IRA”), holders of our Series D Preferred Stock and Series D-1 Preferred Stock were entitled to certain registration rights.

The following table summarizes the Series D Preferred Stock and Series D-1 Preferred Stock purchased by members of our board of directors or their affiliates and holders of more than 5% of our outstanding capital stock. The terms of these purchases were the same for all purchasers of our Series D Preferred Stock and Series D-1 Preferred Stock. Please refer to the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the shares held by these entities.

Name of stockholder	Shares of Series D Preferred Stock	Shares of Series D- 1 Preferred Stock	Total cash purchase price ($)	Aggregate principal amount of notes converted into Series D-1 Preferred Stock ($)
Entities affiliated with ARCH Ventures(1)	—	4,861,362	—	5,000,000.00
Affiliates of Third Rock Ventures(2)	—	9,725,709	—	10,000,000.00
Entity affiliated with GV(3)	3,390,972	2,437,634	4,676,828.59	2,500,000.00
Entities affiliated with Charles Homcy, M.D. (4)	—	71,564	—	75,000.00
Entities affiliated with Frazier Life Sciences(5)	15,731,923	—	21,697,468.21	—
Entities affiliated with Foresite Capital Fund IV, L.P. (6)	2,072,261	9,573,745	2,858,062.38	10,563,287.67

(1)
Consists of shares of Series D-1 Preferred Stock issued upon the conversion of notes purchased by ARCH Venture Fund X, L.P. and ARCH Venture Fund X Overage, L.P. ARCH Ventures holds more than 5% of our outstanding capital stock. Jonathan Lim, M.D., a member of our board of directors, is affiliated with ARCH Ventures.

(2)
Consists of shares of Series D-1 Preferred Stock issued upon the conversion of notes purchased by Third Rock Ventures IV, L.P. Entities affiliated with Third Rock Ventures hold more than 5% of our outstanding capital stock. Charles Homcy, M.D. and Neil Exter, each a member of our board of directors, are affiliated with Third Rock Ventures. Mr. Exter will not stand for re-election at the Annual Meeting.

(3)
Consists of shares of Series D-1 Preferred Stock issued upon the conversion of notes purchased by GV 2023, L.P. and shares purchased by GV 2023, L.P., which, together with its affiliate GV 2019, L.P., held more than 5% of our outstanding capital stock. Richard Scheller, Ph.D., a member of our board of directors, is affiliated with GV 2019, L.P. and GV 2023, L.P.

(4)
Consists of shares of Series D-1 Preferred Stock issued upon the conversion of notes purchased by Charles J. Homcy Revocable Trust UA 11/4/1998, of which Charles Homcy, M.D., a member of our board of directors, is the trustee.

(5)	Consists of shares purchased by Frazier Life Sciences Public Fund, L.P. and Frazier Life Sciences Public Overage Fund, L.P.

(6)	Consists of shares purchased by Foresite Capital Fund IV, L.P. and Foresite Capital Fund V, L.P., which as of such financing, held more than 5% of our outstanding capital stock.

Maze Therapeutics, Inc.	2026 Proxy Statement Certain Relationships and Related Party Transactions

Private Placement Transaction

In September 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors, pursuant to which we issued and sold an aggregate of 4,000,002 shares of our common stock at a purchase price of $16.25 per share and pre-funded warrants to purchase up to an aggregate of 5,231,090 shares of our common stock at a purchase price of $16.249 per pre-funded warrant (the “Pre-Funded Warrants”), resulting in net proceeds of approximately $141.3 million, after deducting placement fees and other offering expenses payable by us of approximately $8.7 million (the “Private Placement”). Each Pre-Funded Warrant has an exercise price of $0.001 per share, is immediately exercisable and does not expire. During the year ended December 31, 2025, Pre-Funded Warrants to purchase 900,000 shares of common stock were exercised, and as of December 31, 2025, Pre-Funded Warrants to purchase 4,331,090 shares of common stock remained outstanding.

In connection with the sale of our common stock and Pre-Funded Warrants pursuant the Purchase Agreement, we entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which we agreed to provide certain registration rights with respect to the shares of our common stock sold in the Private Placement and shares underlying the Pre-Funded Warrants. Pursuant to the Registration Rights Agreement, we filed a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) registering the shares of our common stock sold in the Private Placement and shares underlying the Pre-Funded Warrants

The following table summarizes the common stock and Pre-Funded warrants issued in the Private Placement and purchased by members of our board of directors or their affiliates and holders of more than 5% of our outstanding capital stock. The terms of these purchases were the same for all purchasers in the Private Placement. Please refer to the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the securities held by these entities.

Name of stockholder	Shares of common stock	Shares underlying Pre-Funded Warrants	Aggregate purchase price
Entities affiliated with Deep Track Capital, LP(1)		1,538,556	$ 24,999,996.44
Entities affiliated with Janus Henderson Group PLC (2)	1,230,769		$ 19,999,996.25
Entities affiliated with Frazier Life Sciences(3)		2,153,978	$ 34,999,988.53

(1)	Consists of Pre-Funded Warrants purchased by Deep Track Biotechnology Master Fund, Ltd., and Deep Track Special Opportunities Fund, LP.

(2)	Consists of shares of common stock purchased by Janus Henderson Biotech Innovation Master Fund Limited and Janus Henderson Biotech Innovation Master Fund II Limited.

(3)
Consists of shares of common stock purchased by Frazier Life Sciences X, L.P., Frazier Life Sciences XI, L.P., Frazier Life Sciences XII, L.P., Frazier Life Sciences Public Fund, L.P., and Frazier Life Sciences Public Overage Fund, L.P.

Maze Therapeutics, Inc.	2026 Proxy Statement Certain Relationships and Related Party Transactions

Consulting Agreement with Charles Homcy, M.D.

In November 2019, we entered into a consulting agreement with Charles Homcy, M.D., a member of our board of directors, for consulting services after receiving the unanimous written consent of the disinterested directors. Pursuant to the consulting agreement, we make payments of $240,000 per year to Dr. Homcy for such consulting services, payable monthly in arrears.

In April 2024, Dr. Homcy was granted an option to purchase 46,675 shares of our common stock as additional consideration for his consulting services, which vest monthly over the three-year period starting March 1, 2024, subject to Dr. Homcy’s continued provision of services to the Company. In addition, in December 2024, Dr. Homcy was granted an additional option to purchase 45,638 shares of our common stock as additional consideration for his consulting services, which vest monthly over the three-year period starting December 1, 2024, subject to Dr. Homcy’s continued provision of services to the Company.

Investors’ Rights Agreement

We entered into the IRA with certain stockholders, including entities with which certain of our directors are affiliated and who hold more than 5% of our outstanding capital stock. These stockholders are entitled to rights with respect to the registration of their shares under the Securities Act.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements, our certificate of incorporation and our bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our bylaws also require us to advance expenses incurred by our directors and executive officers.

Policies and Procedures for Related Party Transactions

We have adopted a written related person transactions policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. This policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds the lesser of $120,000 and 1.0% of our total assets will be presented to our audit committee (or the committee composed solely of independent directors, if applicable) for review, consideration and approval. In approving or rejecting any such proposal, our audit committee (or the committee composed solely of independent directors, if applicable) will consider the relevant facts and circumstances available and deemed relevant to the audit committee (or the committee composed solely of independent directors, if applicable), including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Maze Therapeutics, Inc.	2026 Proxy Statement Questions and Answers about the Proxy Materials and our Annual Meeting

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR ANNUAL MEETING

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting. The Annual Meeting will be held virtually on Monday, June 8, 2026 at 9:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MAZE2026, where you will be able to listen to the meeting live and vote your shares online during the meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about April 28, 2026 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

What matters am I voting on?

You will be voting on:

•
the election of Jason Coloma, Ph.D. and Neil Kumar, Ph.D., the nominees for Class I directors, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal;

•	a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026; and

•	any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?

Our board of directors recommends a vote:

•
“FOR ALL” the nominees in the election of Jason Coloma, Ph.D. and Neil Kumar, Ph.D., the nominees for Class I directors, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Who is entitled to vote? How many shares can I vote?

Holders of our common stock as of the close of business on April 13, 2026 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 49,758,584 shares of our common stock outstanding. Each share of common stock is entitled to one vote.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this section, we refer to these registered stockholders as “stockholders of record.”

Maze Therapeutics, Inc.	2026 Proxy Statement Questions and Answers about the Proxy Materials and our Annual Meeting

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares of our common stock live by following the instructions provided on your Notice or the instructions that accompanied your proxy materials to attend the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this section, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

Proposal	Voting Options	Board Recommendation	Votes Required to Approve the Proposal	Effects of Withholds and Abstentions	Effects of Broker Non-Votes
Election of Class I Directors	FOR ALL, or WITHHOLD FOR ALL or FOR ALL EXCEPT	FOR ALL	Plurality of the votes cast	No effect	No effect
Ratification of Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST or ABSTAIN	FOR	Majority of the votes cast	No effect	No effect

With respect to Proposal No. 2, the results will not be binding on our board of directors, our audit committee, or us. However, our board of directors and our audit committee will consider the outcome of the votes when making future decisions regarding our independent auditor appointment.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws and Delaware law. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	by internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 7, 2026 (please have your Notice or proxy card in hand when you visit the website);

•
by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on June 7, 2026 (please follow the instructions on your proxy card or voting instruction form from your broker provided to you by email or over the internet);

•	by completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or

Maze Therapeutics, Inc.	2026 Proxy Statement Questions and Answers about the Proxy Materials and our Annual Meeting

•
by attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/MAZE2026, where you may vote and submit questions during the meeting. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form and may be able to vote by telephone or on the internet, depending on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by internet or by telephone;

•	completing and returning a later-dated proxy card; or

•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.

What do I need to do to attend and participate in the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which we believe makes it easier for stockholders to attend and participate fully and equally in the Annual Meeting. Stockholders of record and street name stockholders with a legal proxy from their broker, bank or other nominee will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MAZE2026, which will allow such stockholders to submit questions during the meeting and vote shares electronically at the meeting.

We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation, and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world.

During the meeting, you will have the ability to submit questions real-time via the virtual meeting website, with a limit of one question per stockholder. We will answer questions submitted in accordance with the meeting rules of conduct in the time allotted for the meeting. Only questions pertaining to the proposals to be acted on at the Annual Meeting will be answered, and we reserve the right to exclude questions that are, among other things, irrelevant to meeting matters, irrelevant to the business of Maze, related to material nonpublic information of Maze, related to personal matters or grievances, derogatory or in bad taste, related to pending or threatened litigation, or that are otherwise inappropriate (as determined by the Chairperson of the Annual Meeting or Corporate Secretary). Questions should be succinct and cover only one topic. Questions that are substantially similar may be grouped and answered together to avoid repetition.

To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting. The Annual Meeting webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Maze Therapeutics, Inc.	2026 Proxy Statement Questions and Answers about the Proxy Materials and our Annual Meeting

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Jason Coloma, our Chief Executive Officer, and Courtney Phillips, our General Counsel and Corporate Secretary, have been designated as proxy holders by our board of directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting pursuant to our bylaws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 28, 2026 to all stockholders entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this Annual Meeting or future meetings of stockholders in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction forms you receive.

How are proxies solicited for the Annual Meeting?

Our board of directors and employees are soliciting proxies for the Annual Meeting. All expenses associated with this solicitation will be borne by us. Upon request, we will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you. We refer to the absence of a vote, including on a non-routine proposal, where the broker has not received instructions as a “broker non-vote.” Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of either of the matters voted upon at this Annual Meeting. We do not expect any broker non-votes with respect to Proposal No. 2. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

Maze Therapeutics, Inc.	2026 Proxy Statement Questions and Answers about the Proxy Materials and our Annual Meeting

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the Notice or proxy materials. How may I obtain an additional copy?

We have adopted a procedure approved by the SEC called “householding” which will reduce our printing costs and postage fees. Under this procedure, multiple stockholders residing at the same address will receive a single copy of the Notice or, as applicable, proxy materials unless the stockholder notified us that they wish to receive multiple copies of such materials. Stockholders may revoke their consent to householding at any time by contacting Broadridge Financial Services, Inc. (“Broadridge”) either by calling toll-free at 1-866-540-7095, or by writing to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the householding program within 30 days of receipt of your request, following which you will receive multiple copies of such materials.

If you are a stockholder of record, upon written or oral request, we will promptly deliver a separate copy of the Notice or proxy materials to such stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy of the Notice or proxy materials, such stockholder may contact Broadridge by:

•	Internet: www.proxyvote.com

•	Telephone: 1-800-579-1639

•	Email: sendmaterial@proxyvote.com

Additionally, stockholders of record who share the same address and receive multiple copies of the Notice or proxy materials can request a single copy of such materials by contacting Broadridge at the address, email address, or telephone number above.

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you have previously requested to receive paper copies but no longer wish to receive them, you may elect to receive all future proxy materials electronically via email or the Internet. Electing electronic delivery will help reduce our environmental impact and the costs incurred by us in mailing proxy materials. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your Notice to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Alternatively, you can go to www.proxyvote.com and enroll for online delivery of annual meeting and proxy voting materials.

Maze Therapeutics, Inc.	2026 Proxy Statement Questions and Answers about the Proxy Materials and our Annual Meeting

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner.

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, our Corporate Secretary must receive the written proposal, delivered to or mailed and received at our principal executive offices, not later than December 29, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Our bylaws also establish a process for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Among other things, our bylaws provide that for business to be properly brought before an annual meeting of stockholders, timely notice of such business must be provided to our Corporate Secretary and such notice must contain the information specified in our bylaws and be updated and supplemented as required by our bylaws. For more information, see the section titled “—Availability of Bylaws.” To be timely for the 2027 annual meeting of stockholders, our Corporate Secretary must receive the written notice, delivered to or mailed and received at our principal executive offices:

•	not earlier than February 8, 2027; and

•	not later than March 10, 2027.

In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the 120th day before the 2027 annual meeting of stockholders and no later than the later of the following two dates:

•	the 90th day prior to the 2027 annual meeting of stockholders; or

•	the 10th day following the day on which disclosure of the date of the 2027 annual meeting of stockholders is first made by us.

To comply with our bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 annual meeting of stockholders must ensure that our Corporate Secretary receives written notice, delivered to or mailed and received at our principal executive offices, that sets forth all information required by our bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.

If a stockholder who has properly notified us of their intention to present a proposal at an annual meeting of stockholders does not appear to present their proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation and Nomination of Director Candidates

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “—Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Maze Therapeutics, Inc.	2026 Proxy Statement Questions and Answers about the Proxy Materials and our Annual Meeting

Availability of Bylaws

A copy of our bylaws is available on the SEC’s website at www.sec.gov. You may also obtain a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates by sending a written request to our Investor Relations team at ir@mazetx.com.

Maze Therapeutics, Inc.	2026 Proxy Statement Questions and Answers about the Proxy Materials and our Annual Meeting

OTHER MATTERS AND ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2025.

Available Information

Our financial statements for the year ended December 31, 2025 are included in our Annual Report, which we provide to our stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy Statement are also available on our Investor Relations website at ir.mazetx.com, by clicking “SEC Filings” in the “Financials” dropdown list. A copy of our Annual Report, including the financial statements, and Proxy Statement are available without charge upon request to Broadridge by contacting them via (1) www.proxyvote.com (2) 1-800-579-1639, or (3) sendmaterial@proxyvote.com. A copy of this Proxy Statement and our Annual Report will also be available via the SEC’s website at www.sec.gov.

Implications of Being an “Emerging Growth Company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements and no requirement to have non-binding advisory votes on executive compensation.

*  *  *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

/s/ Jason Coloma

Jason Coloma, Ph.D.
Chief Executive Officer

Maze Therapeutics, Inc.	2026 Proxy Statement Other Matters and Additional Information

MAZE THERAPEUTICS, INC.  171 OYSTER POINT BLVD, SUITE 300  SOUTH SAN FRANCISCO, CA 94080  SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 7, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/MAZE2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 7, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95828-P50795 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MAZE THERAPEUTICS, INC. The Board of Directors recommends you vote FOR ALL the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s) mark "For all Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Class I Directors: Nominees: 01) Jason Coloma, Ph.D. 02)  Neil Kumar, Ph.D. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof. If no direction is made, this proxy will be voted "FOR ALL" for Proposal 1 and "FOR" Proposal 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full  title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

V95829-P50795 MAZE THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 8, 2026 AT 9:00 AM PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) JASON COLOMA and COURTNEY PHILLIPS, or either of them, as attorneys and proxies, each with the full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of MAZE THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM PACIFIC TIME on JUNE 8, 2026 by virtual meeting via live webcast, and any adjournment or postponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.